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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 25, 2003


                                  CWABS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                333-109272                  95-4596514
----------------------------     ------------            -------------------
(State or Other Jurisdiction     (Commission              (I.R.S. Employer
      of Incorporation)          File Number)            Identification No.)



     4500 Park Granada
   Calabasas, California                                        91302
 -------------------------                                   ----------
   (Address of Principal                                     (Zip Code)
    Executive Offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------


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Item 5. Other Events.
        ------------

        Filing of Certain Materials
        ---------------------------

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2003-5 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        ------------------------

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits:

                  8.1 Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters.















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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 28, 2003 and prospectus supplement dated November 6, 2003, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-5.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.



                                          By: /s/ Celia Coulter
                                              ------------------------------
                                          Name:   Celia Coulter
                                          Title:  Vice President



Dated:  November 25, 2003


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Exhibit Index

Exhibit                                                                   Page
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8.1     Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters            5